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                SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT

              PURSUANT TO SECTION 13 OR 15 (d) OF THE
                  SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of the earliest event reported):
                        December 3, 1998

                  Commission file number 0-14973

                           UNICO, INC.

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     (Exact name of registrant as specified in its charter)

           New Mexico                           85-0270072
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     (State or other jurisdiction              (IRS Employer
   of incorporation or organization)        Identification No.)

      2925 Bayview Drive, Fremont, CA                94538
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    (Address of Principal Executive Offices)      (Zip Code)

                         510/770-3990
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      (Registrant's telephone number, including area code)


                             N/A

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      (Former name, former address and former fiscal year,
                  if changed since last report)



























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ITEM 5.  Other Events

Pursuant to discussions with the NASDAQ Stock Market, the Company deemed it best to revoke its request for a hearing in response to NASDAQ's notification of the removal of its stock from the NASDAQ SmallCap Market. As a result, the common shares of Unico, Inc. have been removed from listing on the NASDAQ SmallCap Market and placed on the OTC bulletin board.

The Company intends to apply for listing on a globally recognized
U.S. stock exchange within 60 to 120 days.





















































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                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                             Unico, Inc.

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                             Registrant


Date  December 16, 1998                 /s/ John Hwang
     ------------------                 ------------------
                                        Signature*
                                        John Hwang
                                        President

Date  December 16, 1998                 /s/Henry Tang
     ------------------                 ------------------
                                        Signature*
                                        Henry Tang
                                        Vice President &
                                        Secretary



*Print name and title of the signing officer under his signature.